Exhibit 10.32

AMENDMENT NO. 11 TO THIRD AMENDED AND RESTATED
CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of June 29, 2007

AMENDMENT NO. 11 TO THIRD AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, the Bank Parties listed on the signature pages hereto, CITICORP USA, INC., as administrative agent (the “Agent”) and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1)                                  WHEREAS, the Borrower is party to a Third Amended and Restated Credit and Reimbursement Agreement dated as of March 17, 2004 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, the Bank Parties, CITIGROUP GLOBAL MARKETS, INC., as Lead Arranger and Book Runner, BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Runner and as Co-Syndication Agent (for the Initial Term Loan Facility), DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Book Runner (for the Initial Term Loan Facility), UNION BANK OF CALIFORNIA, N.A., as Co-Syndication Agent (for the Initial Term Loan Facility) and as Lead Arranger and Book Runner and as Syndication Agent (for the Revolving Credit Facility), LEHMAN COMMERCIAL PAPER INC., as Co-Documentation Agent (for the Initial Term Loan Facility), UBS SECURITIES LLC, as Co-Documentation Agent (for the Initial Term Loan Facility), SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agent (for the Revolving Credit Facility), CREDIT LYONNAISE NEW YORK BRANCH, as Co-Documentation Agent (for the Revolving Credit Facility), the Agent and the Collateral Agent;

(2)                                  WHEREAS, the Borrower has requested that the Required Banks agree to amend certain provisions of the Credit Agreement; and

(3)                                  WHEREAS, the Required Banks have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                                Amendment. As of the Effective Date, Section 5.01(e) of the Credit Agreement is hereby amended by deleting (a) “(i)” appearing in the third line thereof and

(b) the words “, and (ii) confirming the calculations set forth in the officer’s certificate delivered simultaneously therewith pursuant to clause (d) above” appearing at the end thereof.

SECTION 2.                                Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Effective Date”) on which (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors and the Required Banks or, as to any of the Required Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment, (b) the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof), (c) the Agent shall have received a favorable opinion of the Counsel of the Borrower regarding the due authorization, execution and delivery of this Amendment and other matters reasonably requested by the Agent and (d) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.

This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 3.                                Representations and Warranties. The Borrower represents and warrants as follows:

(a)                                  The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)                                 After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.

SECTION 4.                                Reference to and Effect on the Financing Documents. (a)  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)                                 The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein

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do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Amendment.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 5.                                Affirmation of Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment. Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 6.                                GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                                WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 8.                                Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 9.                                Costs and Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

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SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,

as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

AES NEW YORK FUNDING, L.L.C.,

as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

AES OKLAHOMA HOLDINGS, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

AES WARRIOR RUN FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

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AGENTS:

CITICORP USA, INC.,
as Agent

By:	/s/ Nietsche Rodricks
	Title:	Vice President
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks
	Email:	oploanswebadmin@citigroup.com

CITIBANK N.A.,
as Collateral Agent

By:	/s/ Nietsche Rodricks
	Title:	Vice President
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks

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UNION BANK OF CALIFORNIA, N.A.

as Lender

By:	/s/ Susan K. Johnson
	Name:	Susan K. Johnson
	Title:	Vice President

LEHMAN COMMERCIAL PAPER INC.

as Lender

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Authorized Signatory

BANK OF AMERICA, N.A.

as Lender

By:	/s/ Patrick Martin
	Name:	Patrick Martin
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Vice President

CREDIT SUISSE, CAYMAN ISLAND BRANCH

as Lender

By:	/s/ Brian Caldwell
	Name:	Brian Caldwell
	Title:	Director

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate

BARCLAYS BANK PLC

as Lender

By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

SOCIETE GENERALE

as Lender

By:	/s/ Yao Wang
	Name:	Yao Wang
	Title:	Vice President

ADDISON CDO, LIMITED

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

AMERICAN SKANDIA TRUST HIGH YIELD PORTFOLIO

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

DELANO COMPANY

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

FAIRWAY LOAN FUNDING COMPANY

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

GLOBAL ENHANCED LOAN FUND S.A.

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

LOAN FUNDING III LLC

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

MAYPORT CLO LTD.

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

MET INVESTORS SERIES TRUST PIMCO TOTAL RETURN PORTFOLIO

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PACIFIC SELECT MANAGED BOND FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO CAYMAN GLOBAL HIGH INCOME FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO CORPORATE INCOME FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO CORPORATE OPPORTUNITY FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO FLOATING INCOME FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO FLOATING RATE INCOME FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO FLOATING RATE STRATEGY FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO GIS HIGH YIELD BOND FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO GLOBAL HIGH YIELD STRATEGY FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO HIGH YIELD FUND

By:	Pacific Investment Management Company LLC,
As its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO HIGH YIELD BOND PORTFOLIO

By:	Pacific Investment Management Company LLC,
As its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

SOUTHPORT CLO, LIMITED

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

WAVELAND – INGOTS, LTD.

By:	Pacific Investment Management Company LLC,
As its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

as Lender

By:	/s/ Ivan W. Chan
	Name:	Ivan W. Chan
	Title:	Vice President

OLYMPIC CLO I

as Lender

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director

SAN GABRIEL CLO I

as Lender

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

as Lender

By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Director

CITIBANK, N.A.

as Lender

By:	/s/ John W. Wade
	Name:	Thomas A. Neville
	Title:	Attorney-in-fact

BNP PARIBAS

as Lender

By:	/s/ Francis J. Delaney
	Name:	Francis J. Delaney
	Title:	Managing Director

By:	/s/ Leonardo Osorio
	Name:	Leonardo Osorio
	Title:	Director

UBS AG, STAMFORD BRANCH

as Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

MERRILL LYNCH CAPITAL CORPORATION

as Lender

By:	/s/ Carol J.E. Feeley
	Name:	Carol J.E. Feeley
	Title:	Vice President